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                             THE VANTAGEPOINT FUNDS

      Supplement dated August 22, 2007 to the Prospectus dated May 1, 2007, as supplemented May 14, 2007 and May 22, 2007

      This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

The following should be read in conjunction with the disclosure in the Prospectus relating to the following series of The Vantagepoint Funds (each a "Fund" and, together, the "Funds"):

                      Model Portfolio Savings Oriented Fund
                    Model Portfolio Conservative Growth Fund
                     Model Portfolio Traditional Growth Fund
                      Model Portfolio Long-Term Growth Fund
                     Model Portfolio All-Equity Growth Fund

                        Milestone Retirement Income Fund
                               Milestone 2010 Fund
                               Milestone 2015 Fund
                               Milestone 2020 Fund
                               Milestone 2025 Fund
                               Milestone 2030 Fund
                               Milestone 2035 Fund
         (each a "Milestone Fund" and, together, the 'Milestone Funds')



At a meeting held on July 9, 2007, the Investment Committee of the Board of Directors of The Vantagepoint Funds (the "Board") recommended to the Board that it approve certain changes to the principal investment strategies of each Fund and, on the same date, the Board approved those changes, to become effective on or about September 25, 2007. These changes are generally described below.

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In addition to each Fund's current underlying funds listed in the Prospectus, starting on or about September 25, 2007, each Fund may invest in one or more of three additional underlying mutual funds (or categories of funds) as part of its principal investment strategy--two new equity funds and a fund category called a multi-strategy fund. A general description of each additional underlying fund follows.

GENERAL FUND DESCRIPTIONS

The first equity fund is a value fund. This fund will generally invest in common stocks of mid-capitalization U.S. companies that the fund's subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer. The value fund generally will seek to invest in stocks with market capitalizations that fall within the range of companies in the Russell MidCap Value Index, which is a widely used benchmark for mid-cap value stock performance. This fund also may invest in other securities, such as preferred stock of U.S. and foreign issuers, common stocks of foreign issuers, bonds of U.S. and foreign issuers, and convertible securities of U.S. and foreign issuers, and may invest in certain derivative instruments.

Starting on or about September 25, 2007, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Long-Term Growth Fund and the Model Portfolio All-Equity Growth Fund each may invest in the value fund

The second equity fund will generally invest in a combination of U.S. common stocks of small-capitalization companies, and also invests in futures contracts on one or more small-cap indices (e.g., Russell 2000 Index futures). This fund may seek to invest in stocks that the fund's subadvisers believe have above-average potential for growth and that generally have market capitalizations that fall within the range of companies in a specified small-cap stock index (e.g., the Russell 2000 Index, which is a widely used benchmark for small-cap stock performance). The fund also may invest in preferred stocks, bonds and convertible securities of U.S. and foreign issuers. In addition to index futures contracts (for which the fund may hold fixed-income or other types of securities as collateral), this fund may invest in other derivatives, such as other types of futures contracts, options and swap agreements.

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Starting on or about September 25, 2007, the Model Portfolio Traditional Growth
Fund, the Model Portfolio Long-Term Growth Fund and the Model Portfolio All-Equity Growth Fund each may invest in the this second equity fund.

The multi-strategy fund will generally invest in or seek exposure, through certain investments in various derivative instruments, to a range of asset classes and strategies that have historically exhibited a low correlation to traditional asset classes, such as stocks and bonds. The multi-strategy fund strives to achieve the desired exposure by simultaneously employing multiple investment strategies (e.g., global tactical asset allocation strategies; low duration global bond strategies). The multi-strategy fund expects to use derivative instruments (e.g., futures, forwards, swaps and options) to achieve desired market exposure, enhance portfolio efficiency or to reduce risks. The fund also may invest in the securities of foreign issuers, including those in emerging markets countries.

On or about September 25, 2007, the Milestone Funds and the Model Portfolio Savings Oriented Fund, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund and the Model Portfolio Long-Term Growth Fund each may invest in the multi-strategy fund.

SUMMARY OF INVESTMENT RISKS

The following is a summary of risks related to investing in the three additional underlying funds. More information about investment risks can be found on page 66 of the Prospectus.

     - A fund's investments in equity securities is subject to all of the general risks of investing in the stock market.

     - A fund's investments in smaller and mid-capitalization companies may expose it to greater risk of loss and price volatility.

     - A value approach carries the risk that the market will not recognize a security's intrinsic value for a long period of time, or that a stock considered to be undervalued may actually be appropriately priced.

     - A growth approach carries the risk that the company will not grow as expected.

     - To the extent that a fund invests in fixed-income securities, it is subject to credit risks, interest rate risks and the general risk of investing in the bond market.

     - A fund's investments in foreign securities subject it to the special risks of foreign investing. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transactions costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy. They also include risk of loss due to political, legal, regulatory and operational uncertainty, as well as currency conversion risk factors. These risks can be greater in emerging markets.

     - Forwards, futures, options and swap agreements are considered derivative instruments since their value depends on the value of an underlying asset, reference rate or index. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivatives in which a fund invests may not perform as expected and this could result in losses to the fund that would not otherwise have occurred. A fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a fund enters into these transactions, their success will depend on the portfolio manager's ability to predict market movements.

                         [End of Prospectus Supplement]

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                                                            SUPP-011-200708-322C